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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1933

                                  May 13, 2003
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                Date of Report (date of earliest event reported)

                              APPLIED IMAGING CORP.
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             (Exact name of Registrant as specified in its charter)

        Delaware                    0-21371                      77-0120490
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    (State or other         (Commission File Number)          (I.R.S. Employer
    jurisdiction of                                            Identification
    incorporation or                                              Number)
     organization)
                               2380 Walsh Avenue,
                                   Building B,
                             Santa Clara, California
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                    (Address of principal executive offices)

                                 (408) 562-0250
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              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

      On May 13, 2003, Applied Imaging Corp. issued a press release announcing its earnings for the first quarter of fiscal 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following exhibits are filed with this report.

Exhibit Number                           Description
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    99.1              Press Release dated May 13, 2003


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      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       APPLIED IMAGING CORP.

                                       By:  /s/ Carl Hull
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                                            Carl Hull
                                            President & Chief Executive Officer

      Dated: May 13, 2003